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                                                                  Exhibit 25.2


                              POWER OF ATTORNEY

        The Undersigned members of the Board of Director's of New Jersey National Bank (the "Bank") each appoint Terrence Larsen, Rosemarie B. Greco and Charles L. Coltman, III or either one of them, his/he: true and lawful attorney and agent (with full power of substitution) to execute in his/her true name, place and stead any Registration Statement as defined in and authorized by Resolutions of the Board of Directors of the Bank dated July 18, 1996 regarding the issuance of Securities as defined therein or any amendment, including any post effective amendments or supplements thereto and any and all documents necessary or advisable in connection therewith and to file the same with the Securities and Exchange Commission, said attorney and agent to have full power and authority to do and perform in the name and on behalf of each undersigned director, each act whatsoever necessary or advisable to be done in the premises as fully and to all intents and purposes as any such director might or could do in person.



     /s/ Deborah Aguiar-Velez                    /s/ Thomas A. Bracken
 ________________________________           ________________________________
         Deborah Aguiar-Velez                        Thomas A. Bracken


         /s/ Bruce G. Coe                   /s/ Anthony G. Dickson, Esquire
 ________________________________           _________________________________
             Bruce G. Coe                       Anthony G. Dickson, Esquire


       /s/ Kevin G. Halpern                      /s/  Leonard H. Littman
 ________________________________           ________________________________
           Kevin G. Halpern                           Leonard H. Littman


     /s/ J. Barton Luedeke                     /s/ Jeffrey P. Orleans
_________________________________          ________________________________
         J. Barton Luedeke                         Jeffrey P. Orleans


    /s/ Alvin J. Rockoff                        /s/ Harry T. Rose
________________________________          _________________________________
        Alvin J. Rockoff                            Harry T. Rose


      /s/ William Ryan                          /s/ James M. Seabrook
_______________________________          __________________________________
          William Ryan                              James M. Seabrook


     /s/ John D. Wallace                       /s/ George R. Zoffinger
_______________________________          _________________________________
         John D. Wallace                           George R. Zoffinger